                                                                      EXHIBIT 21

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                           Discover Card Trust 1993 B
                             ----------------------

                                   CREDIT CARD

                            PASS-THROUGH CERTIFICATES
                             ----------------------


        Under the Pooling and Servicing Agreement dated as of Feb. 1, 1993 (the "Agreement") by and among Greenwood Trust Company (the "Servicer") , Discover Receivables Financing Group and Wilmington Trust Company, as Trustee ,the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution of June 15, 1999 , and with respect to the performance of the Trust during the Due Period ended in May 31, 1999 ,is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Class A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

        Information Regarding the Current Monthly Distribution (stated on the basis of $1,000 original principal amount).


1. The total amount of the distribution to Class A Certificate- holders on June
   15, 1999 , per $1,000 interest................................. $ 0.000000000

2. The total amount of the distribution to Class B Certificate- holders on June
   15, 1999 , per $1,000 interest................................. $ 0.000000000

3. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates , per $1,000 interest
   ............................................................... $ 0.000000000

4. The amount of the distribution set forth in paragraph 2 above in respect of interest on the Class B Certificates , per
   $1,000 interest................................................ $ 0.000000000

5. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Class A Certificates , per
   $1,000 interest................................................ $ 0.000000000

6. The amount of the distribution set forth in paragraph 2 above in respect of principal on the Class B Certificates , per
   $1,000 interest................................................ $ 0.000000000


Information Regarding the Performance of the Trust.
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1. Collections of Receivables.
------------------------------

  (a) The aggregate amount of Finance Charge Collections processed during the related Due Period..................................... $ 4,398,983.25

  (b) The aggregate amount of Principal Collections processed during the related Due Period............................. $ 57,816,483.13

  (c) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Investor
      Certificates............................................... $ 3,646,757.12

  (d) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Investor
      Certificates.............................................. $ 46,686,810.13

  (e) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Class A
      Certificates............................................... $ 3,315,073.78

  (f) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Class A
      Certificates.............................................. $ 42,443,080.27

  (g) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Class B
      Certificates................................................. $ 331,683.34

  (h) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Class B Certificates
      ........................................................... $ 4,243,729.86

  (i) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Seller
      Certificate.................................................. $ 752,226.13

  (j) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Seller Certificate
      .......................................................... $ 11,129,673.00


2. Principal Receivables in the Trust; Principal Funding Account.
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  (a) The aggregate amount of Principal Receivables in the Trust as of the end of the Due Period ended in May 31, 1999 (which reflects the Principal Receivables represented by the Seller Certificate and the Investor
      Certificates)............................................ $ 304,776,048.86

  (b) The amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Interest") as of the Due Period Ended in
      May 31, 1999............................................. $ 153,333,333.32

  (c) The amount of Principal Receivables in the Trust represented by the Class B Certificates (the "Class B Interest") as of the Due Period Ended in
      May 31, 1999.............................................. $ 23,000,000.00

  (d) The Class A Interest and the Class B Interest set forth in paragraph 2 (b) and 2 (c) above as a percentage of the aggregate amount of Principal
      Receivables set forth in paragraph 2 (a) above..................... 57.86%

  (e) The Class A Interest set forth in paragraph 2 (b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 2
      (a) above.......................................................... 50.31%

  (f) The Class B Interest set forth in paragraph 2 (c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 2
      (a) above.......................................................... 7.55%

  (g) The Aggregate Invested Amount as of the end of the current Distribution
      Date..................................................... $ 253,000,000.00

  (h) The Invested Amount as of the end of the current Distribution Date with respect to the Class A Certificates......................$ 230,000,000.00

  (i) The Invested Amount as of the end of the current Distribution Date with respect to the Class B Certificates....................... $ 23,000,000.00

  (j) The total amount to be deposited into the Principal Funding Account in respect of Principal Collections on such Distribution Date
      .......................................................... $ 19,166,666.67

  (k) The amount of the deposit referred to in paragraph 2(j) which was allocated in respect of the Class A Certificates ......... $ 19,166,666.67

  (l) The amount of the deposit referred to in paragraph 2(j) into the Principal Funding Account on such Distribtion Date which was allocated in respect of the Class B Certificates........................................... $ 0.00

  (m) The total amount on deposit in the Principal Funding Account on such Distribution Date (after giving effect to the deposit referred to in paragraph 2(j).............................................$ 76,666,666.68

  (n) The total amount on deposit in the Principal Funding Account on such Distribution Date for the benefit of the Class A Certificates (after giving effect to the deposit referred to in paragraph 2(k).............................................$ 76,666,666.68

  (o) The total amount on deposit in the Principal Funding Account on such Distribution Date for the benefit of the Class B Certificates (after giving effect to the deposit referred to in paragraph 2(l).........$ 0.00

  (p) The total amount of Investment Income since the last
      Distribution Date.............................................$ 224,129.97

  (q) The total amount of Investment Income since the last Distribution Date in respect of the Class A Certificates...........................$ 224,129.97

  (r) The total amount of Investment Income since the last Distribution Date in respect of the Class B Certificates.................................$ 0.00

  (s) The Deficit Accumulation Amount (after giving effect to the deposit referred in paragraph 2(j)..............................$ 0.00


3. Interest Funding Account.
----------------------------

  (a) The total amount to be deposited into the Interest Funding Account in respect of Certificate Interest on such Distribution Date......................................$ 1,429,833.33

  (b) The amount of Certificate Interest to be deposited into the Interest Funding Account on such Distribution Date in respect of the Class A
      Certificates................................................$ 1,293,750.00

  (c) The amount of Certificate Interest to be deposited into the Interest Funding Account on such Distribtion Date in respect of the Class B Certificates....................... $ 136,083.33

  (d) The total amount on deposit in the Interest Funding Account in respect of Certificate Interest on such Distribution Date (after giving effect to the deposit referred to in paragraph 3(a).......................$ 5,719,333.32

  (e) The total amount of Certificate Interest on deposit in the Interest Funding Account on such Distribution Date in respect of the Class A Certificates (after giving effect to the deposit referred to in paragraph 3(b)..............................................$ 5,175,000.00

  (f) The total amount of Certificate Interest on deposit in the Interest Funding Account on such Distribution Date in respect of the Class B Certificates (after giving effect to the deposit referred to in paragraph 3(c)................................................$ 544,333.32


4. Investor Charged-Off Amount.
-------------------------------


  (a) The aggregate amount of Receivables charged-off as uncolle- ctible during the Due Period ended in May 31, 1999 allocable to the Investor
      Certificates (the "Investor Charged-Off Amount")............$ 1,048,642.58

  (b) The aggregate amount of Receivables charged-off as Uncolle- ctible during the Due Period ended in May 31, 1999 allocable to the Class A Certificates
      (the "Class A Charged-Off Amount") ...........................$ 925,215.09

  (c) The sum of (i) the aggregate amount of Receivables charged- off as uncollectible during the Due Period ended in May 31, 1999 allocable to the Class B Cert- ficates and (ii) the sum of (a) the positive difference, if any, between the Class B Subordinated Payment and Class B Finance Charge Collections (less Class B Excess Servicing) and (b) the amount by which Investor Interest for the Class B Certificates is reduced pursuant to the subsection 4.03(c) (i)(C)(the "Class B Charged-Off Amount")
      ............................................................. $ 874,205.35

  (d) The Cumulative Class A Charged-Off Amount on June 15, 1999
      .................................................................. $ 0.00

  (e) The Cumulative Class B Charged-Off Amount on June 15,
      1999............................................................... $ 0.00

5. Investor losses; Reimbursement of Charge-Offs.
-------------------------------------------------


  (a) The amount of Class A Investor Loss , as defined in Section 4.06 (b) of the Agreement , during the Due Period ended in May 31, 1999
      ................................................................... $ 0.00

  (b) The amount of Class B Investor Loss , as defined in Section 4.06 (b) of the Agreement , during the Due Period ended in May 31, 1999
      ..................................................................  $ 0.00

  (c) The amount of Class A Investor Loss set forth in Paragraph 5 (a) above, per $1,000 interest ( which will have the effect of reducing, pro rata, the amount of each Class A Certficate- holder's investment)
      ...........................................................  $ 0.000000000

  (d) The amount of Class B Investor Loss set forth in Paragraph 5 (b) above, per $1,000 interest ( which will have the effect of reducing, pro rata, the amount of each Class B Certficate-holder's investment)
      ...........................................................  $ 0.000000000

  (e) The total amount reimbursed to the Trust in the current month pursuant to
      Section 4.06 (c) of the Agreement, if any, in respect of Class A Investor
      Losses in prior months..............................................$ 0.00

  (f) The total amount reimbursed to the Trust in the current month pursuant to
      Section 4.06 (c) of the Agreement, if any, in respect of Class B Investor
      Losses in prior months............................................. $ 0.00

  (g) The amount set forth in paragraph 5 (e) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class A
      Certificateholder's investment)..............................$ 0.000000000

  (h) The amount set forth in paragraph 5 (f) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class B
      Certificateholder's investment)..............................$ 0.000000000

  (i) The aggregate amount of Class A Investor Losses in
      the Trust as of  the  end  of the day on June 15, 1999
      ................................................................. ..$ 0.00

  (j) The aggregate amount of Class B Investor Losses in the Trust as of the end of the day on June 15, 1999 ....................................... $ 0.00

  (k) The amount set forth in paragraph 5 (i) above, per $1,000 interest (which will have had the effect of reducing, pro rata, the amount of Class A
      Certificateholder's investment)............................ $ 0.000000000

  (l) The amount set forth in paragraph 5 (j) above , per $1,000 interest (which will have had the effect of reducing , pro rata , the amount of Class B Certificateholder's investment)
      .............................................................$ 0.000000000


6. Investor Servicing Fee.
--------------------------

  (a) The amount of  the  Class A Monthly Servicing Fee payable by the Trust to the Servicer for the month of May 31, 1999
      ............................................................. $ 287,501.61

  (b) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the month of May 31, 1999
      .............................................................. $ 38,353.90


7. Available Subordinated Amount.
---------------------------------


  (a) The amount available to be applied pursuant to Sections 4.03 (c) (i) (B) and (C) of the Agreement as of the end of the day on June 15,
      1999...................................................... $ 23,000,000.00


  (b) The amount set forth in paragraph 7(a) above as a percentage of the Class A Interest............................................... 15.00%


8. Available Class B Credit Enhancement Amount.
-----------------------------------------------

  (a) The amount available to be drawn under the Class B Credit Enhancement pursuant to Sections 4.03 (c) (i) (G) and (H) of the Agreement as of the end of the day on June 15, 1999 .. $ 12,650,000.00

  (b) The amount set forth in paragraph 8(a) above as a percentage of the Class B Interest............................................... 55.00%

9. The Pool Factor.
-------------------


    The Pool Factor represents the ratio of the amount of the Class A
    Invested amount as of the end of the day on June 15, 1999
    to the amount of the Class A Invested Amount as of the Closing
    Date. The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class  A  Certificateholder's
    Certificate by the Pool Factor...........                         1.00000000

    The Pool Factor represents the ratio of the amount of the Class B
    Invested amount as of the end of the day on June 15, 1999
    to the amount of the Class B Invested Amount as of the Closing
    Date. The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class  B Certificateholder's
    Certificate by the Pool Factor...........                        1.00000000


10. The aggregate outstanding balance of Receivables that were delinquent by 30 to 59 days as of the close of business on the last day of the Due Period
    related to such Distribution Date.............                $ 5,366,497.81


11. The aggregate outstanding balance of Receivables that were delinquent by 60 days or more as of the close of business on the last day of the Due Period related to such Distribution Date...........................  $ 8,509,956.12



                                            Greenwood Trust Company as Servicer

                                            By: ______________________________
                                            Title: Vice President, Chief
                                            Accounting Officer & Treasurer

                          MONTHLY SERVICER CERTIFICATE

                           DISCOVER CARD TRUST 1993 B
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                                  CREDIT CARD

                           PASS-THROUGH CERTIFICATES
                           --------------------------




    The undersigned , a duly authorized representative of Greenwood Trust Company ("Greenwood") , as Servicer pursuant to the Pooling and Servicing Agreement dated as of Feb. 1, 1993 (the "Pooling and Servicing Agreement" ) by and among Greenwood, Discover Receivables Financing Group Inc and Wilmington Trust Company , does hereby certify as follows:



 1. Greenwood  is Servicer  under the Pooling and Servicing Agreement.

 2. The undersigned is a Servicing Officer.

 3. The aggregate amount of Collections processed during the related Due Period was equal to................................................ $ 62,215,466.38

 4. The aggregate amount of Class A Principal Collections processed by the
    Servicer during the related Due Period is equal to.......... $ 42,443,080.27

 5. The aggregate amount of the Class A Finance Charge Collections processed by the Servicer during the related Due Period is equal to ... $ 3,315,073.78

 6. The sum of all amounts payable to the Class A Certificateholders on the current Distribution Date is equal to................................ $ 0.00

 7. The aggregate amount of Class B Principal Collections processed by the
    Servicer during the related Due Period is equal to........... $ 4,243,729.86

 8. The aggregate amount of the Class B Finance Charge Collections processed by the Servicer during the related Due Period is equal to...... $ 331,683.34

 9. The amount of drawings under the Class B Credit Enhancement required to be made on the succeeding Drawing Date pursuant to
    (a)  Section 4.03(c)(i)(G) is equal to ........................ $       0.00
    (b)  Section 4.03(c)(i)(H) is equal to ........................ $       0.00
    (c)  Section 4.05 is equal to ................................. $       0.00

10. The sum of all amounts payable to the Class B Certificateholders on the current Distribution Date is equal to................................ $ 0.00

11. The total amount to be deposited in the Principal Funding Account on the related Distribution Date is equal to....................... $ 19,166,666.67

12. The total amount on deposit in the Principal Funding Account (after giving effect to the deposit referred to in Item 11 above) will be equal to.................................................... $ 76,666,666.68

13. The total amount to be deposited in the Interest Funding Account on the related Distribution Date is equal to........................ $ 1,429,833.33

14. The total amount on deposit in the Interest Funding Account (after giving effect to the deposit referred to in Item 13 above) will be equal to..................................................... $ 5,719,333.32

15. The Invested Amount as of the end of the current
    Distribution Date.......................................... $ 253,000,000.00

    (a)  for the Class A Certificateholders will be equal to
    ........................................................... $ 230,000,000.00

    (b)  for the Class B Certificateholders will be equal to
    ............................................................ $ 23,000,000.00

  16. Attached hereto is a true copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to section 5.02.


        IN WHITNESS WHEREOF , the undersigned has duly executed and and delivered this certificate this day of June 15, 1999



                                            GREENWOOD TRUST COMPANY, as Servicer

                                            By: ______________________________
                                            Title: Vice President, Chief
                                            Accounting Officer & Treasurer